UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05296

The High Yield Income Fund, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip code)

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code:                     973-367-7521

Date of fiscal year end:                         8/31/2007

Date of reporting period:                         8/31/2007

Item 1 – Reports to Stockholders

ANNUAL REPORT

AUGUST 31, 2007

THE HIGH YIELD INCOME FUND, INC.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares.

The views expressed in this report and information about the Fund’s holdings are for the period covered by this report and are subject to change thereafter.

Your Fund’s Performance

Fund Objective

The primary investment objective of The High Yield Income Fund, Inc. is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Fund will seek to achieve its objectives by investing primarily in corporate bonds rated below investment grade by independent rating agencies. Bonds rated below investment grade are commonly known as “junk” bonds and are subject to greater risk of default and higher volatility than investment-grade bonds. Furthermore, these bonds tend to be less liquid than higher-quality bonds. The Fund is diversified, and we carefully research companies to find those with attractive yields and improving credit quality. There can be no assurance that the Fund will achieve its investment objective.

Performance as of 8/31/07
	Total Return 12 Months	NAV 8/31/07	Market Price 8/31/07
The High Yield Income Fund[1]	6.66%	$5.36	$4.91
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[2]	6.46	N/A	N/A
Lipper Closed-End High Current Yield Funds (Leveraged) Avg.[3]	2.86	N/A	N/A

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance, call (800) 451-6788. There are no sales charges.

1Source: Prudential Investments LLC. Total return of the Fund represents the change in net asset value from the beginning of the period (9/1/06) through the end (8/31/07) and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange, Inc. using the symbol HYI. Past performance is not indicative of future results.

2Source: Lipper Inc. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors cannot invest directly in an index.

3Source: Lipper Inc. These are the average returns of 31 funds in the Closed-End High Current Yield Funds (Leveraged) category for 12 months.

Yield and Dividend as of 8/31/07
Total Monthly Dividends Paid per Share 12 Months	Yield at Market Price
$0.445	9.06%

The High Yield Income Fund, Inc.	1

Strategy and Performance Overview

How did the Fund perform?

The High Yield Income Fund returned 6.66% for its 12-month reporting period ended August 31, 2007, outperforming the 6.46% of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (the Index) and by a significant amount the 2.86% of the Lipper Closed-End High Current Yield Funds (Leveraged) Average.

What were market conditions like during the reporting period?

A rally that swept high yield bond prices higher in the first month of the reporting period (September 2006) continued with little interruption until market conditions deteriorated late in the fiscal year. Conservative financial practices of many companies had produced high cash balances and modest amounts of leverage (borrowings) on their balance sheets. Therefore, most firms continued to make timely interest and principal payments on their below-investment-grade debt securities and the high yield bond default rate declined to a historic low. This and a generally favorable outlook for corporate profits encouraged investment in the market. Credit spreads—the difference between yields on high yield bonds and U.S. Treasury securities—shrank considerably, indicating investors at that time saw little risk in owning bonds rated below investment grade.

A large amount of high yield bonds were issued in conjunction with leveraged buyouts (LBOs) as private equity firms announced a flurry of these deals to take over companies they believed were undervalued. Target companies issued high yield bonds whose proceeds helped pay for LBOs, but loaded corporate balance sheets with new debt. Yet investors eagerly snapped up these bonds until June, when market conditions took a turn for the worse.

Two hedge funds that invested in bonds backed by subprime mortgages nearly collapsed in June as delinquencies and foreclosures soared on these home loans made to borrowers with poor credit histories. Concern about the subprime-mortgage crisis spread to financial markets around the world. A flight to quality ensued in which investors fled to the safety of U.S. Treasurys and government bonds of other economically developed nations and avoided riskier assets, including high yield bonds. The Index declined in June and July 2007, reflecting the troubled investment environment.

The Federal Reserve (the Fed) took steps to restore normal conditions to the U.S. financial markets in August. It cut the discount rate it charges banks to borrow money from the Fed’s so-called discount window and lengthened the term of these loans from one day to 30 days. High yield bonds rallied along with the stock market, and the Index posted a gain in August, ending a difficult period on a positive note.

2

How was the Fund positioned during the reporting period?

In this challenging environment, we continued to favor shorter-term bonds. The additional yield offered by some longer-term debt securities did not adequately compensate for the greater risk involved in owning them.

From the perspective of sector allocation, we largely pursued a two-pronged strategy, which included an emphasis on bonds of companies in defensive sectors such as healthcare, media/entertainment, gaming, and electric utilities. These businesses tend to do well even when economic growth slows, as it did in the United States due largely to the downturn in the housing industry. We balanced this exposure by investing in cyclical sectors such as metals, chemicals, and capital goods to take advantage of the strong global economy where there was solid demand for such products. This two-pronged approach benefited the Fund, particularly its exposure to healthcare, media/entertainment, and capital goods.

Did the Fund invest in the high yield sectors that were pressured the most by the subprime-mortgage crisis?

While the subprime-mortgage meltdown had a negative impact on the entire high yield market as investors grew increasingly risk averse, some sectors such as building materials and home construction were particularly hard hit. Back in 2006, we had adopted a cautious approach to investing in bonds of companies in housing-related sectors because rising interest rates had already begun to weaken the industry. Continuing this strategy during the reporting period, we avoided bonds of Beazer Homes USA, Inc., which are included in the Index. Bondholders threatened to declare the homebuilder in default on its debt securities after it delayed filing a quarterly report with the U.S. Securities and Exchange Commission. On the whole, the Fund had a smaller exposure to the building materials and home construction sectors than the Index, which benefited its performance relative to the Index.

What were some of the holdings that aided the Fund’s returns?

Some of the Fund’s media-related positions had a positive impact on its performance. It held debt securities of Charter Communications, whose revenue and cash flows increased as the company attracted new subscribers by offering a special deal that bundled cable television, high-speed Internet, and telephone services for a discounted price. The Fund also held preferred stock of ION Media Networks (formerly Paxson Communications). The network television broadcasting company, which was acquired by a hedge fund and NBC Universal, completed a restructuring of its financing mix that gave it greater financial flexibility. The Fund was able to book profits on its holdings of ION Media Networks preferred stock.

The High Yield Income Fund, Inc.	3

Strategy and Performance Overview (continued)

In the healthcare sector, Concentra offered to buy back some of its debt securities at a price higher than their stated value. The Fund took advantage of the offer, selling its Concentra bonds to the healthcare provider at a profit.

What were some of the holdings that hurt the Fund’s returns?

Compared to the Index, the Fund had a larger exposure to bonds of Realogy Corp., which detracted a substantial amount from its returns during the reporting period. However, we held on to these debt securities because the real estate management and services firm has good liquidity, and we believe the company will gain market share as weaker competitors go out of business.

Bonds of General Motors Acceptance Corp. (GMAC) were another detractor from the Fund’s returns. Because real estate lending is part of the business mix of this diversified financial services company, the subprime-mortgage crisis had a negative impact on its bonds. In addition, concern that tighter mortgage lending standards could spill over to auto financing also weighed on GMAC bonds. The Fund had a smaller exposure to them than the Index.

What impact did leverage have on the Fund’s performance?

The Fund continued to employ leverage, which refers to the practice of taking out a loan against a percentage of portfolio assets and investing the money back into the high yield market. Leverage can materially enhance a portfolio’s return when the underlying bonds gain in value, or it can detract from a portfolio’s return when the underlying bonds decline in value. By mid-spring of 2007, we believed some areas of the high yield market had become overvalued. Therefore, we sold bonds from these areas and used their proceeds to pay down some of our loan, thereby reducing the Fund’s use of leverage. This turned out to be a prudent move. A few weeks later, the high yield bond market began to sell off.

How would you characterize the market at this point?

It is important to remember that the high yield market is still in the late stage of its credit cycle, where downside risks tend to outweigh the potential for positive developments. Therefore, avoiding bonds of companies headed for trouble is crucial to the Fund’s success. Each member of our team of nine research analysts specializes in specific market sectors and is paired with a portfolio manager. Together they determine which bonds to purchase, sell, hold, or avoid. For example, the decision was made early in the reporting period to avoid bonds of Movie Gallery, Inc., a video

4

store chain whose debt securities were performing well at the time. We did not like the company’s business model, as it had not yet launched its online movie service that would enable it to compete with rival firms. As it turned out, Movie Gallery’s financial standing deteriorated sharply in the spring and summer of 2007 amid declining sales and a heavy debt load. This is one instance where the Fund benefited by avoiding a company’s bonds.

The High Yield Income Fund, Inc.	5

Portfolio of Investments

August 31, 2007

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 127.6%
CORPORATE BONDS 126.2%

Aerospace/Defense 4.0%
DRS Technologies, Inc.,
Gtd. Notes	B1	6.625%	2/1/16	$200		$195,000
Gtd. Notes	B3	7.625	2/1/18	275		269,500
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75	6/15/13	300		297,750
Hawker Beechcraft Acquisition Co. LLC, Sr. Notes	B3	8.50	4/1/15	175	(h)	174,125
L-3 Communications Corp.,
Gtd. Notes, Ser. B	Ba3	6.375	10/15/15	300		290,250
Gtd. Notes	Ba3	7.625	6/15/12	400		407,000
Moog, Inc., Sr. Sub. Notes	Ba3	6.25	1/15/15	300		283,500
Sequa Corp.,
Sr. Notes, Ser. B	B2	8.875	4/1/08	300		301,500
Unsec’d. Notes	B2	9.00	8/1/09	262		271,170

						2,489,795

Airlines 0.3%
AMR Corp., M.T.N., Notes, Ser. B	CCC+(d)	10.40	3/10/11	100		101,125
Continental Airlines, Inc.,
Pass-Thru Certs., Ser. 1998-1, Class B (Sinkable, expected maturity 3/15/17)	Ba2	6.748	9/15/18	84		81,018

						182,143

Automotive 3.9%
Ford Motor Credit Co.,
Notes	B1	7.875	6/15/10	855		802,667
Sr. Notes	B1	9.875	8/10/11	200		197,436
General Motors Corp.,
Notes	Caa1	7.20	1/15/11	1,085		960,225
Sr. Notes	Caa1	7.125	7/15/13	50		42,875
Lear Corp., Gtd. Notes, Ser. B	B3	8.75	12/1/16	125		115,625
TRW Automotive, Inc., Gtd. Notes	Ba3	7.25	3/15/17	200	(h)	182,000
Visteon Corp., Sr. Notes	Caa2	7.00	3/10/14	135		101,250

						2,402,078

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	7

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Banking 0.6%
Halyk Savings Bank of Kazakhstan (Kazakhstan),
Notes	Baa2	8.125%	10/7/09	$100	(c)(h)	$101,500
Kazkommerts International BV (Netherlands),
Gtd. Notes	Baa2	7.00	11/3/09	105	(c)(h)	101,325
Gtd. Notes	Baa2	8.50	4/16/13	205	(c)(h)	196,800

						399,625

Building Materials & Construction 1.2%
Beazer Homes USA, Inc., Gtd. Notes	B1	8.625	5/15/11	110		88,000
Goodman Global Holdings, Inc., Sr. Notes, Ser. B	B1	8.36	6/15/12	122	(i)	119,560
K Hovnanian Enterprises, Inc., Gtd. Notes	Ba3	7.50	5/15/16	170		130,900
KB Home,
Notes	Ba1	6.375	8/15/11	150		137,250
Sr. Sub. Notes	Ba2	8.625	12/15/08	160		159,600
Nortek, Inc., Sr. Sub. Notes	B3	8.50	9/1/14	100		86,500

						721,810

Cable 5.5%
Charter Communications Holdings I LLC,
Gtd. Notes	Caa3	10.00	5/15/14	99		83,160
Gtd. Notes	NR	11.00	10/1/15	4		3,890
Gtd. Notes	Caa3	11.125	1/15/14	198		171,270
Gtd. Notes	Caa3	11.75	5/15/14	500		445,000
Sec’d. Notes	Caa2	11.00	10/1/15	400		392,000
Charter Communications Holdings II LLC,
Gtd. Notes	NR	10.25	10/1/13	88		88,880
Sr. Notes	Caa2	10.25	9/15/10	325		328,250
Sr. Notes, Series B	Caa2	10.25	9/15/10	250		250,625

See Notes to Financial Statements.

8

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CSC Holdings, Inc.,
Debentures	B2	7.625%	7/15/18	$100		$91,750
Debentures	B2	7.875	2/15/18	50		46,875
Debentures, Ser. B	B2	8.125	8/15/09	100		100,750
Sr. Notes	B2	7.875	12/15/07	350		350,875
Sr. Notes, Ser. B	B2	7.625	4/1/11	25		24,625
Sr. Notes, Ser. B	B2	8.125	7/15/09	400		403,000
Mediacom Broadband LLC, Sr. Notes	B3	8.50	10/15/15	125		123,750
Mediacom LLC, Sr. Notes	B3	9.50	1/15/13	25		25,000
NTL Cable PLC (United Kingdom), Sr. Notes	B2	9.125	8/15/16	400	(c)	404,500
Videotron Ltee (Canada), Gtd. Notes	Ba1	6.375	12/15/15	100	(c)	91,250

						3,425,450

Capital Goods 9.9%
Actuant Corp., Sr. Notes	Ba2	6.875	6/15/17	125	(h)	120,313
ALH Finance LLC, Sr. Sub. Notes	B3	8.50	1/15/13	125		121,875
Allied Waste North America, Inc.,
Gtd. Notes, Ser. B	B1	9.25	9/1/12	342		357,390
Sec’d. Notes, Ser. B	B1	5.75	2/15/11	450		437,625
Sr. Notes	B1	7.25	3/15/15	95		95,000
Ashtead Capital, Inc., Notes	B1	9.00	8/15/16	275	(h)	272,250
Avis Budget Car Rental LLC, Sr. Notes	Ba3	7.625	5/15/14	105		102,375
Baldor Electric Co., Gtd. Notes	B3	8.625	2/15/17	175		180,688
Blount, Inc., Sr. Sub. Notes	B2	8.875	8/1/12	425		425,000
Columbus McKinnon Corp., Sr. Sub. Notes	B2	8.875	11/1/13	300		309,000
GrafTech Finance, Inc., Gtd. Notes	B2	10.25	2/15/12	400		418,000
Hertz Corp., Gtd. Notes	B1	8.875	1/1/14	570		589,949
Invensys PLC (United Kingdom), Sr. Notes	B2	9.875	3/15/11	18	(c)(h)	19,125
JohnsonDiversey Holdings, Inc., Discount Notes	Caa1	10.67	5/15/13	210		211,050
JohnsonDiversey, Inc., Gtd. Notes, Ser. B	B3	9.625	5/15/12	75		75,375
Mobile Mini, Inc., Sr. Notes	B1	6.875	5/1/15	375	(h)	360,000
Mueller Water Products, Inc., Sr. Sub. Notes	B3	7.375	6/1/17	140	(h)	133,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	9

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

RBS Global, Inc. & Rexnord Corp., Gtd. Notes	B3	9.50%	8/1/14	$400		$404,000
Rental Service Corp., Bonds	Caa1	9.50	12/1/14	250	(h)	244,688
Stena AB (Sweden), Sr. Notes	Ba3	7.50	11/1/13	275	(c)	272,250
Terex Corp., Gtd. Notes	Ba3	7.375	1/15/14	275		275,000
United Rentals North America, Inc., Sr. Sub. Notes	B3	7.75	11/15/13	400		412,000
Valmont Industries, Inc., Gtd. Notes	Ba3	6.875	5/1/14	350		340,375

						6,176,328

Chemicals 6.2%
Equistar Chemical Funding LP,
Gtd. Notes	B1	10.125	9/1/08	108		112,050
Sr. Notes	B1	10.625	5/1/11	85		89,675
Equistar Chemicals LP, Notes	B1	8.75	2/15/09	251		257,275
Huntsman LLC, Gtd. Notes	Ba1	11.625	10/15/10	611		647,660
Ineos Group Holdings PLC (United Kingdom),
Sr. Sub. Notes	B3	8.50	2/15/16	75	(c)(h)	69,000
Koppers, Inc., Gtd. Notes	B2	9.875	10/15/13	730		759,199
Lyondell Chemical Co.,
Gtd. Notes	B1	6.875	6/15/17	100		108,250
Gtd. Notes	B1	8.25	9/15/16	250		280,000
Gtd. Notes	Ba2	10.50	6/1/13	224		241,360
Momentive Performance Materials, Inc.,
Gtd. Notes	Caa2	11.50	12/1/16	50	(h)	47,750
Sr. Notes	B3	9.75	12/1/14	405	(h)	385,763
Mosaic Co. (The),
Sr. Notes	B1	7.375	12/1/14	125	(h)	127,188
Sr. Notes	B1	7.625	12/1/16	125	(h)	128,125
Nalco Co.,
Sr. Notes	B1	7.75	11/15/11	475		483,313
Sr. Sub. Notes	B3	8.875	11/15/13	100		102,250

						3,838,858

Consumer 3.4%
Levi Strauss & Co., Sr. Unsub. Notes	B2	9.75	1/15/15	200		207,000
Mac-Gray Corp., Sr. Notes	B2	7.625	8/15/15	150		148,125

See Notes to Financial Statements.

10

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Playtex Products, Inc.,
Gtd. Notes	Caa1	9.375%	6/1/11	$350		$358,750
Sec’d. Notes	Ba3	8.00	3/1/11	15		15,488
Realogy Corp.,
Sr. Notes	Caa1	10.50	4/15/14	100	(h)	84,250
Sr. Notes, PIK	Caa1	11.00	4/15/14	200	(h)	162,000
Sr. Sub. Notes	Caa2	12.375	4/15/15	900	(h)	662,625
Service Corp. International,
Sr. Notes	B1	6.75	4/1/16	100		94,250
Sr. Notes	B1	7.375	10/1/14	350		351,750
Travelport LLC, Gtd. Notes	Caa1	11.875	9/1/16	60		61,950

						2,146,188

Electric 10.4%
AES Corp.,
Sec’d. Notes	Ba3	8.75	5/15/13	90	(h)	93,600
Sr. Notes	B1	9.375	9/15/10	700		731,499
Sr. Notes	B1	9.50	6/1/09	75		77,438
AES Eastern Energy LP,
Pass-Through Cert., Ser. 1999-A	Ba1	9.00	1/2/17	193		203,976
Aquila, Inc., Sr. Notes	Ba3	9.95	2/1/11	10		10,798
CMS Energy Corp., Sr. Notes	Ba1	8.50	4/15/11	200		212,911
Dynegy Holdings, Inc.,
Debentures	B2	7.125	5/15/18	50		44,500
Sr. Notes	B2	7.50	6/1/15	175	(h)	164,500
Sr. Unsec’d. Notes	B2	8.375	5/1/16	255		250,538
Edison Mission Energy,
Sr. Notes	B1	7.625	5/15/27	200	(h)	186,000
Sr. Unsec’d. Notes	B1	7.75	6/15/16	225		226,688
Homer City Funding LLC, Gtd. Notes	Ba2	8.137	10/1/19	131		139,781
Intergen NV (Netherlands), Sec’d. Notes	Ba3	9.00	6/30/17	275	(c)(h)	279,125
Midwest Generation LLC,
Pass-Thru Certs., Ser. A	Ba2	8.30	7/2/09	134		136,438
Pass-Thru Certs., Ser. B	Ba2	8.56	1/2/16	33		35,521
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	Caa1	8.30	5/1/11	100		98,750
Mirant Corp.	NR	7.40	7/15/49	75	(a)(f)(h)	3,750

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	11

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Mirant North America LLC, Gtd. Notes	B2	7.375%	12/31/13	$385		$383,075
NRG Energy Inc.,
Gtd. Notes	B1	7.375	2/1/16	405		399,937
Gtd. Notes	B1	7.375	1/15/17	325		319,313
NSG Holdings LLC, Sec’d. Notes	Ba2	7.75	12/15/25	475	(h)	461,343
Orion Power Holdings, Inc., Sr. Notes	B2	12.00	5/1/10	370		403,299
PSEG Energy Holdings LLC, Sr. Notes	Ba3	8.625	2/15/08	1,000		1,008,821
Reliant Energy, Inc., Sr. Notes	B3	7.875	6/15/17	200		195,500
Sierra Pacific Resources, Inc., Sr. Notes	B1	8.625	3/15/14	95		100,532
TXU Corp.,
Sr. Notes, Ser. P	Ba1	5.55	11/15/14	50		41,019
Sr. Notes, Ser. Q	Ba1	6.50	11/15/24	150		120,376
UtiliCorp Canada Finance Corp. (Canada),
Gtd. Notes	Ba3	7.75	6/15/11	115	(c)	120,277

						6,449,305

Energy—Other 6.3%
Chesapeake Energy Corp.,
Gtd. Notes	Ba2	6.50	8/15/17	130		123,825
Sr. Notes	Ba2	6.375	6/15/15	200		191,250
Sr. Notes	Ba2	6.875	1/15/16	180		175,950
Sr. Notes	Ba2	7.00	8/15/14	150		149,250
Compagnie Generale de Geophysique-Veritas (France), Gtd. Notes	Ba3	7.50	5/15/15	110	(c)	110,550
Forest Oil Corp.,
Sr. Notes	B1	8.00	6/15/08	100		101,000
Sr. Notes	B1	8.00	12/15/11	95		96,900
Hanover Equipment Trust,
Sec’d. Notes, Ser. A	Ba3	8.50	9/1/08	43		43,000
Sec’d. Notes, Ser. B	Ba3	8.75	9/1/11	125		128,438
Newfield Exploration Co.,
Sr. Sub. Notes	Ba3	6.625	9/1/14	75		72,093
Sr. Sub. Notes	Ba3	6.625	4/15/16	400		382,000
OPTI Canada, Inc. (Canada), Gtd. Notes	B1	8.25	12/15/14	200	(c)(h)	202,500

See Notes to Financial Statements.

12

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Parker Drilling Co., Sr. Notes	B2	9.625%	10/1/13	$270		$287,213
PetroHawk Energy Corp., Gtd. Notes	B3	9.125	7/15/13	250		260,625
Petroplus Finance Ltd. (Bermuda),
Gtd. Notes	B1	6.75	5/1/14	150	(c)(h)	139,500
Gtd. Notes	B1	7.00	5/1/17	75	(c)(h)	69,000
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	Ba1	6.65	3/15/17	315		289,114
Plains Exploration & Production Co.,
Gtd. Notes	B1	7.00	3/15/17	410		373,099
Pogo Producing Co., Sr. Sub. Notes	B1	6.875	10/1/17	150		151,125
Pride International, Inc., Sr. Notes	Ba2	7.375	7/15/14	75		75,750
Swift Energy Co., Gtd. Notes	B1	7.125	6/1/17	225		207,000
Tesoro Corp.,
Gtd. Notes	Ba1	6.25	11/1/12	15		14,738
Gtd. Notes	Ba1	6.625	11/1/15	50		49,313
Sr. Notes	Ba1	6.50	6/1/17	100	(h)	97,250
TransDigm, Inc., Gtd. Notes	B3	7.75	7/15/14	150		150,750

						3,941,233

Foods 3.3%
Ahold Finance USA, Inc.,
Gtd Notes	Baa3	6.875	5/1/29	75		78,782
Notes	Baa3	8.25	7/15/10	75		81,006
Alberton’s, Inc.,
Debentures	B1	7.45	8/1/29	275		261,108
Debentures	B1	8.70	5/1/30	100		104,678
Aramark Corp.,
Gtd. Notes	B3	8.50	2/1/15	250		249,063
Gtd. Notes	B3	8.856	2/1/15	200	(i)	199,000
Carrols Corp., Gtd. Notes	Caa1	9.00	1/15/13	175		164,500
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	100		101,000
Dole Food Co., Inc.,
Gtd. Notes	Caa1	7.25	6/15/10	100		92,500
Sr. Notes	Caa1	8.625	5/1/09	35		34,125
National Beef Packing Co. LLC, Sr. Notes	Caa1	10.50	8/1/11	150		154,500

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	13

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Pilgrim’s Pride Corp.,
Gtd. Notes	B1	9.625%	9/15/11	$75		$77,406
Sr. Unsec’d. Notes	B1	7.625	5/1/15	50		49,875
Stater Brothers Holdings, Inc.,
Sr. Notes	B2	7.75	4/15/15	225	(h)	218,250
Sr. Notes	B2	8.125	6/15/12	100		99,750
Supervalu, Inc., Sr. Notes	B1	7.50	11/15/14	100		101,000

						2,066,543

Gaming 7.7%
Boyd Gaming Corp., Sr. Sub. Notes	Ba3	6.75	4/15/14	60		56,700
Caesars Entertainment, Inc., Sr. Sub. Notes	Ba1	8.125	5/15/11	135		133,650
CCM Merger, Inc., Notes	B3	8.00	8/1/13	450	(h)	429,750
Fountainebleau Las Vegas Holdings LLC,
Mortgage Backed	Caa1	10.25	6/15/15	275	(h)	235,813
Harrah’s Operating Co. Inc.,
Gtd. Notes	BB(d)	5.375	12/15/13	25		19,625
Gtd. Notes	Baa3	5.50	7/1/10	150		141,000
Gtd. Notes	Baa3	5.625	6/1/15	375		287,813
Notes	Baa3	6.50	6/1/16	25		19,688
Mandalay Resort Group,
Sr. Notes	Ba2	9.50	8/1/08	250		255,625
Sr. Sub. Notes	B1	9.375	2/15/10	100		104,500
MGM Mirage, Inc.,
Gtd. Notes	Ba2	6.875	4/1/16	225		213,188
Gtd. Notes	Ba2	7.50	6/1/16	300		296,250
Gtd. Notes	Ba2	7.625	1/15/17	550		544,499
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	Ba2	8.00	4/1/12	175		177,406
Sr. Sub. Notes	Ba2	8.375	7/1/11	850	(f)	862,749
Sr. Unsec’d. Notes	Baa3	6.125	2/15/13	25		23,781
Shingle Springs Tribal Gaming Authority,
Sr. Notes	B3	9.375	6/15/15	150	(h)	147,750

Station Casinos, Inc.,
Sr. Notes	Ba2	6.00	4/1/12	365		338,538
Sr. Sub. Notes	Ba3	6.50	2/1/14	75		63,563
Sr. Unsec’d. Notes	Ba2	7.75	8/15/16	150		143,625

See Notes to Financial Statements.

14

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Trump Entertainment Resorts, Inc., Sec’d. Notes	Caa1	8.50%	6/1/15	$100		$81,500
Wimar Opco LLC, Sr. Sub. Notes	Caa1	9.625	12/15/14	275	(h)	203,500

						4,780,513

Healthcare & Pharmaceutical 10.9%
Accellent, Inc., Gtd. Notes	Caa2	10.50	12/1/13	450		416,250
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25	12/15/12	200		191,000
Community Health Systems, Inc., Sr. Notes	B3	8.875	7/15/15	500	(h)	499,375
Elan Finance PLC (Ireland), Gtd. Notes	B3	9.557	11/15/11	103	(c)(i)	100,940
Fresenius Medical Care Capital Trust II, Gtd. Notes	B1	7.875	2/1/08	500		500,000
Hanger Orthopedic Group, Inc., Gtd. Notes	Caa1	10.25	6/1/14	150		153,375
HCA, Inc.,
Debentures	Caa1	7.50	11/15/95	100		74,181
Sec’d. Notes	B2	9.25	11/15/16	1,275	(h)	1,310,062
Sec’d. Notes, PIK	B2	9.625	11/15/16	800	(h)	826,999
Mylan Laboratories, Inc., Gtd. Notes	Ba1	6.375	8/15/15	75		75,000
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00	4/1/14	50		49,000
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125	6/1/13	125		114,063
PTS Acquisition Corp., Sr. Notes, PIK	Caa1	9.50	4/15/15	325	(h)	294,125
Res-Care, Inc., Sr. Notes	B1	7.75	10/15/13	300	(f)	291,000
Select Medical Corp., Gtd. Notes	B3	7.625	2/1/15	45		39,038
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625	1/15/12	405		425,250
Skilled Healthcare Group, Inc., Sr. Sub. Notes	Caa1	11.00	1/15/14	303		321,938
Sun Healthcare Group, Inc., Sr. Sub. Notes	B3	9.125	4/15/15	500	(h)	500,000
Surgical Care Affiliates, Inc., Sr. Sub. Notes	Caa1	10.00	7/15/17	125	(h)	115,625
Viant Holdings, Inc., Gtd. Notes	Caa1	10.125	7/15/17	555	(h)	516,149

						6,813,370

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	15

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Lodging 2.0%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%	6/1/11	$225		$235,688
Gaylord Entertainment Co., Sr. Notes	B3	8.00	11/15/13	100		98,500
Host Marriott LP,
Gtd. Notes, Ser. Q	Ba1	6.75	6/1/16	325		316,063
Sr. Notes	Ba1	7.125	11/1/13	400		397,999
Sr. Notes, Ser. M	Ba1	7.00	8/15/12	200		193,500

						1,241,750

Media & Entertainment 10.4%
AMC Entertainment, Inc.,
Gtd. Notes	B2	11.00	2/1/16	50		52,000
Sr. Sub. Notes	B2	8.00	3/1/14	100		92,500
Cinemark, Inc., Sr. Disc. Notes
(Zero Coupon until 3/15/09)	B3	Zero	3/15/14	225		208,125
Clear Channel Communications, Inc.,
Debentures	Baa3	6.875	6/15/18	25		20,625
Sr. Notes	Baa3	5.50	9/15/14	150		117,000
Sr. Notes	Baa3	5.75	1/15/13	250		206,250
CMP Susquehanna Corp., Gtd. Notes	Caa1	9.875	5/15/14	50		46,250
Dex Media East LLC, Gtd. Notes	B2	12.125	11/15/12	406		433,405
Dex Media West LLC, Sr. Sub. Notes, Ser. B	B2	9.875	8/15/13	415		437,824
Dex Media, Inc., Notes	B2	8.00	11/15/13	165		163,763
DirecTV Holdings LLC,
Gtd. Notes	Ba3	6.375	6/15/15	150		140,250
Sr. Notes	Ba3	8.375	3/15/13	150		154,875
Echostar DBS Corp.,
Gtd. Notes	Ba3	6.625	10/1/14	75		72,563
Gtd. Notes	Ba3	7.00	10/1/13	75		74,063
Gtd. Notes	Ba3	7.125	2/1/16	475		464,312
Sr. Notes	Ba3	6.375	10/1/11	75		73,688
Idearc, Inc., Gtd. Notes	B2	8.00	11/15/16	350		345,625
Intelsat Bermuda Ltd. (Bermuda),
Gtd. Notes	B2	9.25	6/15/16	175	(c)	180,250
Sr. Unsec’d. Notes	Caa1	11.25	6/15/16	875	(c)	915,468

See Notes to Financial Statements.

16

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Medianews Group, Inc., Sr. Sub. Notes	B2	6.875%	10/1/13	$200		$159,000
Morris Publishing Group LLC, Gtd. Notes	B1	7.00	8/1/13	65		51,838
Nielsen Finance LLC, Sr. Notes	Caa1	10.00	8/1/14	125	(h)	128,125
Quebecor World, Inc. (Canada), Sr. Notes	B3	9.75	1/15/15	100	(c)(h)	94,000
Rainbow National Services LLC,
Sr. Notes	B2	8.75	9/1/12	125	(h)	127,969
Sr. Sub. Debentures	B3	10.375	9/1/14	20	(h)	21,775
RH Donnelley Corp., Sr. Notes, Ser. A-3	B3	8.875	1/15/16	225		230,625
RH Donnelley Finance Corp. I, Gtd. Notes	B2	10.875	12/15/12	200	(h)	212,000
Sun Media Corp. (Canada), Gtd. Notes	Ba1	7.625	2/15/13	400	(c)	391,000
Universal City Florida Holdings Co., Sr. Notes	B3	10.106	5/1/10	250	(i)	252,500
Univision Communications, Inc., Sr. Notes, PIK	B3	9.75	3/15/15	400	(h)	381,000
Vertis, Inc., Sec’d. Notes	B1	9.75	4/1/09	200		198,000

						6,446,668

Metals 7.4%
AK Steel Corp., Gtd. Notes	B1	7.75	6/15/12	450		447,750
Aleris International, Inc.,
Sr. Notes, PIK	B3	9.00	12/15/14	150		142,875
Sr. Sub. Notes	Caa1	10.00	12/15/16	100		93,250
Arch Western Finance LLC, Gtd. Notes	B1	6.75	7/1/13	160		151,400
Century Aluminum Co., Gtd. Notes	B1	7.50	8/15/14	200		198,000
Chaparral Steel Co., Gtd. Notes	B1	10.00	7/15/13	430		488,050
FMG Finance Pty Ltd. (Australia),
Sec’d. Notes (cost $147,000; purchased 1/18/07)	Ba3	10.00	9/1/13	140	(c)(g)(h)	149,800
Sec’d. Notes (cost $60,500; purchased 5/22/07)	Ba3	10.625	9/1/16	50	(c)(g)(h)	57,250
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes	Ba3	8.375	4/1/17	650		692,250
Sr. Unsec’d. Notes	Ba3	8.564	4/1/15	300	(i)	309,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	17

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gerdau AmeriSteel Corp. (Canada), Sr. Notes	Ba2	10.375%	7/15/11	$500	(c)	$526,250
Ispat Inland ULC (Canada), Sec’d. Notes	Baa3	9.75	4/1/14	340	(c)	371,235
Metals USA, Inc., Sec’d. Notes	B3	11.125	12/1/15	447		476,055
Novelis, Inc. (Canada), Gtd. Notes	B3	7.25	2/15/15	165	(c)	160,050
PNA Group, Inc., Sr. Notes (cost $175,000; purchased 8/4/06)	B3	10.75	9/1/16	175	(f)(g)(h)	180,469
Ryerson, Inc., Sr. Notes	B3	8.25	12/15/11	135		134,663

						4,578,347

Non-Captive Finance 2.1%
General Motors Acceptance Corp.,
Notes	Ba1	6.75	12/1/14	285		241,870
Notes	Ba1	6.875	8/28/12	950		839,235
GMAC LLC, Unsub. Notes	Ba1	6.625	5/15/12	75		64,945
Residential Capital LLC, Gtd. Notes	Ba1	7.50	6/1/12	200		152,000

						1,298,050

Packaging 4.9%
Ball Corp., Gtd. Notes	Ba1	6.625	3/15/18	525		502,688
Berry Plastics Holding Corp.,
Sec’d. Notes	B3	8.875	9/15/14	75		74,813
Sec’d. Notes	B3	9.235	9/15/14	225	(i)	222,750
Crown Americas LLC,
Gtd. Notes	B1	7.625	11/15/13	300		301,500
Gtd. Notes	B1	7.75	11/15/15	250		252,500
Exopack Holding Corp., Gtd. Notes	B3	11.25	2/1/14	150		156,000
Graham Packaging Co., Inc.,
Gtd. Notes	Caa1	8.50	10/15/12	175		170,625
Sub. Notes	Caa1	9.875	10/15/14	125		122,500
Greif, Inc., Sr. Notes	Ba2	6.75	2/1/17	325		316,875
Owens-Brockway Glass Container, Inc., Sec’d. Notes	Ba2	8.75	11/15/12	705		733,199
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	175		170,625

						3,024,075

See Notes to Financial Statements.

18

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Paper 3.3%
Cascades, Inc. (Canada), Sr. Notes	Ba3	7.25%	2/15/13	$275	(c)	$262,625
Catalyst Paper Corp. (Canada),
Gtd. Notes, Ser. D	B2	8.625	6/15/11	315	(c)	277,200
Cellu Tissue Holdings, Inc., Sec’d. Notes	B2	9.75	3/15/10	150		143,250
Domtar, Inc., Notes	B2	7.875	10/15/11	100		99,000
Georgia-Pacific Corp., Gtd. Notes	Ba3	7.125	1/15/17	275	(h)	258,500
Graphic Packaging International Corp.,
Sr. Notes	B2	8.50	8/15/11	200		202,000
Sr. Sub. Notes	B3	9.50	8/15/13	150		151,500
Norampac, Inc. (Canada), Sr. Notes	Ba3	6.75	6/1/13	110	(c)	103,125
P.H. Glatfelter, Gtd. Notes	Ba1	7.125	5/1/16	40		39,400
Smurfit-Stone Container Enterprises, Inc.,
Sr. Notes	B3	8.00	3/15/17	265		252,744
Sr. Notes	B3	8.375	7/1/12	120		117,600
Stone Container Finance (Canada), Gtd. Notes	B3	7.375	7/15/14	50	(c)	47,000
Verso Paper Holdings LLC, Gtd. Notes, Ser. B	B3	11.375	8/1/16	125		127,500

						2,081,444

Pipelines & Other 4.9%
AmeriGas Partners LP, Sr. Notes	B1	7.125	5/20/16	175		168,000
El Paso Corp., Sr. Notes, M.T.N.	Ba3	7.75	1/15/32	390		388,292
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75	5/1/14	50		47,500
Inergy LP,
Gtd. Notes	B1	8.25	3/1/16	50		50,625
Sr. Notes	B1	6.875	12/15/14	150		143,250
Kinder Morgan Finance Co. ULC (Canada),
Gtd. Notes	Ba2	5.70	1/5/16	125	(c)	111,281
Gtd. Notes	Ba2	6.40	1/5/36	175	(c)	145,635
Targa Resources, Inc., Gtd. Notes	B3	8.50	11/1/13	400	(h)	384,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	19

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Williams Cos., Inc. (The),
Debentures, Ser. A	Ba2	7.50%	1/15/31	$100		$102,750
Notes	Ba2	7.125	9/1/11	200		206,500
Notes	Ba2	7.75	6/15/31	100		103,750
Notes	Ba2	7.875	9/1/21	245		262,763
Notes	Ba2	8.75	3/15/32	25		28,438
Sr. Unsec’d. Notes	Ba2	8.125	3/15/12	475		509,437
Williams Partners LP, Gtd. Notes	Ba3	7.25	2/1/17	375		371,250

						3,023,471

Retailers 2.6%
Asbury Automotive Group, Inc., Sr. Sub. Notes	B3	8.00	3/15/14	50		47,750
Couche-Tard Finance Corp., Sr. Sub. Notes	Ba2	7.50	12/15/13	125		122,500
GSC Holdings Corp., Gtd. Notes	Ba3	8.00	10/1/12	65		66,950
Michaels Stores, Inc., Sr. Notes	B2	10.00	11/1/14	200	(h)	200,500
Neiman-Marcus Group, Inc.,
Gtd. Notes, PIK	B2	9.00	10/15/15	250		263,750
Gtd. Notes	B3	10.375	10/15/15	30		32,250
Pantry, Inc. (The), Sr. Sub. Notes	B3	7.75	2/15/14	165		156,750
Rite Aid Corp., Sec’d. Notes	B3	8.125	5/1/10	545		545,000
Saks, Inc., Gtd. Notes	B3	9.875	10/1/11	58		60,900
Susser Holdings LLC, Gtd. Notes	B2	10.625	12/15/13	134		140,030

						1,636,380

Technology 6.2%
Amkor Technology, Inc., Sr. Notes	B1	7.125	3/15/11	75		70,500
Avago Technologies Finance Wireless (Singapore),
Gtd. Notes	B2	10.125	12/1/13	260	(c)	271,700
Gtd. Notes	Caa1	11.875	12/01/15	75	(c)	81,375
Flextronics International Ltd. (Singapore),
Sr. Sub. Notes	Ba2	6.25	11/15/14	200	(c)	184,000
Freescale Semiconductor, Inc.,
Sr. Notes	B1	8.875	12/15/14	205		189,113
Sr. Notes, PIK	B1	9.125	12/15/14	1,055		944,224
Sr. Sub. Notes	B2	10.125	12/15/16	20		17,400

See Notes to Financial Statements.

20

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Iron Mountain, Inc.,
Gtd. Notes	B3	7.75%	1/15/15	$250		$243,125
Gtd. Notes	B3	8.625	4/1/13	175		175,000
Nortel Networks Ltd. (Canada), Gtd. Notes	B3	4.25	9/1/08	135	(c)	133,313
NXP BV/NXP Funding LLC (Netherlands),
Sec’d. Notes, Series WI	Ba3	7.875	10/15/14	100	(c)	90,250
Open Solutions, Inc., Sr. Sub. Notes	Caa1	9.75	2/1/15	200	(h)	190,000
Seagate Technology HDD Holdings
(Cayman Islands), Gtd. Notes	Ba1	6.375	10/1/11	150	(c)	148,500
Sensata Technologies BV (Netherlands),
Gtd. Notes	B3	8.00	5/1/14	300	(c)	282,000
Serena Software, Inc., Gtd. Notes	Caa1	10.375	3/15/16	300		298,500
STATS ChipPAC Ltd. (Singapore), Gtd. Notes	Ba1	6.75	11/15/11	50	(c)	50,000
Unisys Corp., Sr. Unsec’d. Notes	B2	7.875	4/1/08	500		495,000

						3,864,000

Telecommunications 8.4%
Alltel Corp.,
Sr. Notes	A2	7.00	7/1/12	100		91,574
Sr. Notes	A2	7.875	7/1/32	75		61,511
Centennial Communications Corp., Sr. Notes	Caa1	10.00	1/1/13	75		78,375
Cincinnati Bell, Inc.,
Gtd. Notes	Ba3	7.25	7/15/13	75		74,438
Sr. Sub. Notes	B2	8.375	1/15/14	175		173,250
Citizens Communications Co.,
Notes	Ba2	9.25	5/15/11	205		219,863
Sr. Notes	Ba2	6.25	1/15/13	150		144,000
Sr. Notes	Ba2	9.00	8/15/31	150		147,375
Cricket Communications, Inc., Gtd. Notes	Caa1	9.375	11/1/14	175		171,500
Dobson Cellular Systems, Inc., Sec’d. Notes	Ba2	8.375	11/1/11	250		264,375
Hawaiian Telecom Communications, Inc.,
Gtd. Notes, Ser. B	Caa1	12.50	5/1/15	225		238,500

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	21

Portfolio of Investments

August 31, 2007 continued

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Level 3 Financing, Inc.,
Gtd. Notes	B3	12.25%	3/15/13	$575		$626,749
Sr. Notes	B3	8.75	2/15/17	175		164,500
Sr. Notes	B3	9.25	11/1/14	100		96,250
MetroPCS Wireless, Inc., Sr. Notes	Caa1	9.25	11/1/14	200	(h)	197,000
Nordic Telephone Co. Holdings (Denmark), Sr. Notes	B2	8.875	5/1/16	265	(c)(h)	274,275
PAETEC Holding Corp., Sr. Notes	Caa1	9.50	7/15/15	100	(h)	95,500
Qwest Communications International, Inc., Gtd. Notes, Ser. B	Ba3	7.50	2/15/14	280		275,100
Qwest Corp.,
Debentures	Ba1	6.875	9/15/33	250		228,750
Sr. Notes	Ba1	7.50	10/1/14	200		205,000
Rogers Wireless, Inc. (Canada),
Sec’d. Notes	Baa3	9.625	5/1/11	125	(c)	140,918
Sr. Sub. Notes	Ba1	8.00	12/15/12	200	(c)	210,828
Rural Cellular Corp., Sr. Notes	B3	9.875	2/1/10	135		139,725
Time Warner Telecom Holdings, Inc.,
Gtd. Notes	B3	9.25	2/15/14	100		103,500
Windstream Corp.,
Sr. Notes	Ba3	7.00	3/15/19	500		471,249
Sr. Notes	Ba3	8.625	8/1/16	300		313,500

						5,207,605

Tobacco 0.4%
Reynolds American, Inc.,
Bonds	Ba1	6.75	6/15/17	75		76,098
Sec’d. Notes	Ba1	7.625	6/1/16	175		183,275

						259,373

Total corporate bonds (cost $79,868,343)						78,494,402

SOVEREIGN BONDS 1.4%
Republic of Argentina, Bonds, F.R.N.	B3	3.00	4/30/13	173	(c)(i)	105,398
Bonds, F.R.N.	B3	5.389	8/3/12	213	(c)(i)	187,181

See Notes to Financial Statements.

22

	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Republic of Colombia, Notes	Ba2	10.00%	1/23/12	$200	(c)	$229,800
Republic of Philippines, Bonds	B1	9.375	1/18/17	300	(c)	350,999

Total sovereign bonds (cost $868,633)						873,378

				Units

WARRANTS(b)
Sterling Chemical Holdings, Inc., expiring 8/15/08				140	(f)	0
Viasystems Group, Inc., expiring 1/10/31				10,871	(f)	1
XM Satellite Radio, Inc., expiring 3/15/10				150	(f)(h)	0

Total warrants (cost $219,817)						1

Total long-term investments (cost $80,956,793)						79,367,781

				Principal Amount (000)
SHORT-TERM INVESTMENT 0.9%
U.S. GOVERNMENT AGENCY SECURITY
Federal Home Loan Bank, Discount Note (cost $542,810)	A-1+(d)	4.20%(e)	9/4/07	$543		542,747

Total Investments(j) 128.5% (cost $81,499,603; Note 4)						79,910,528
Liabilities in excess of other assets (28.5%)						(17,702,044)

Net Assets 100.0%						$62,208,484

F.R.N.—Floating Rate Note

M.T.N.—Medium Term Note

NR—Not rated by Moody’s or Standard & Poor’s

PIK— Payment in Kind

(a)	Represents issuer in default on interest payment; non-income producing security.
(b)	Non-income producing security.
(c)	US$ denominated foreign securities.

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	23

Portfolio of Investments

August 31, 2007 continued

(d)	Standard & Poor’s Rating.
(e)	Percentage quoted represents yield-to-maturity as of purchase date.
(f)	Indicates a security that has been deemed illiquid.
(g)	Indicates a restricted security; the aggregate cost of such securities is $382,500. The aggregate value of $387,519 is approximately 0.6% of net assets.
(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(i)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at August 31, 2007.
(j)	As of August 31, 2007, one security representing $1 and 0.0% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2007 were as follows:

Healthcare & Pharmaceutical	10.9%
Electric	10.4
Media & Entertainment	10.4
Capital Goods	9.9
Telecommunications	8.4
Gaming	7.7
Metals	7.4
Energy-Other	6.3
Technology	6.2
Chemicals	6.2
Cable	5.5
Packaging	4.9
Pipelines & Other	4.9
Aerospace/Defense	4.0
Automotive	3.9
Consumer	3.4
Foods	3.3
Paper	3.3
Retailers	2.6
Non-Captive Finance	2.1
Lodging	2.0
Sovereign Bonds	1.4
Building Materials & Construction	1.2
U.S. Government Agency Security	0.9
Banking	0.6
Tobacco	0.4
Airlines	0.3

128.5
Liabilities in excess of other assets	(28.5)

100.0%

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of August 31, 2007

Assets
Investments, at value (cost $81,499,603)	$79,910,528
Cash	242
Foreign currency, at value (cost $64,992)	72,549
Interest and dividend receivable	1,733,402
Receivable for investments sold	18,957
Prepaid expenses	1,255

Total assets	81,736,933

Liabilities
Loan payable (Note 5)	19,000,000
Accrued expenses	165,334
Payable for investments purchased	153,211
Loan interest payable	95,625
Deferred directors’ fees	55,364
Management fee payable	36,774
Dividends payable	22,141

Total liabilities	19,528,449

Net Assets	$62,208,484

Net assets were comprised of:
Common stock, at par	$116,005
Paid-in capital in excess of par	86,545,245

86,661,250
Undistributed net investment income	213,388
Accumulated net realized loss on investments and foreign currency transactions	(23,084,636)
Net unrealized depreciation on investments and foreign currencies	(1,581,518)

Net assets, August 31, 2007	$62,208,484

Net asset value per share ($62,208,484 ÷ 11,600,472 shares of common stock issued and outstanding)	$5.36

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	25

Statement of Operations

Year Ended August 31, 2007

Net Investment Income
Income
Interest (net of foreign withholding taxes of $149)	$6,942,689

Expenses
Management fee	453,587
Loan interest expense (Note 5)	1,327,713
Reports to shareholders	82,000
Custodian’s fees and expenses	70,000
Audit fee	26,000
Registration fees	24,000
Transfer agent’s fees and expenses	24,000
Legal fees and expenses	20,000
Directors’ fees and expenses	12,000
Miscellaneous	16,768

Total expenses	2,056,068

Net investment income	4,886,621

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on investments	1,244,579

Net change in net unrealized appreciation/depreciation on:
Investments	(2,178,329)
Foreign currencies	3,990

(2,174,339)

Net loss on investments and foreign currency transactions	(929,760)

Net Increase In Net Assets Resulting From Operations	$3,956,861

See Notes to Financial Statements.

26

Statement of Cash Flows

Year Ended August 31, 2007

Increase (Decrease) in Cash
Cash flows provided from (used in) operating activities:
Interest and dividends received (excluding discount and premium amortization of $106,329)	$6,963,674

Operating expenses paid	(697,416)
Loan interest paid	(1,353,387)
Maturities of short-term portfolio investments, net	1,442,602
Purchases of long-term portfolio investments	(54,873,872)
Proceeds from disposition of long-term portfolio investments	57,686,044
Prepaid expenses	(1,255)

Net cash provided from operating activities	9,166,390

Cash flows provided from (used in) financing activities:
Cash dividends paid	(5,160,057)
Paid to custodian for temporary overdraft	(641)
Decrease in borrowing	(4,000,000)

Net cash used in financing activities	(9,160,698)

Net increase in cash	5,692
Cash at beginning of year	67,099

Cash at end of year	$72,791

Reconciliation of Net Increase in Net Assets to Net Cash Provided from (used in) Operating Activities
Net increase in net assets resulting from operations	$3,956,861

Decrease in investments	4,165,246
Net realized gain on investment transactions	(1,244,579)
Increase in net unrealized depreciation on investments	2,174,339
Increase in interest and dividends receivable	(85,344)
Decrease in receivable for investments sold	491,574
Increase in prepaid expenses	(1,255)
Decrease in payable for investments purchased	(295,717)
Decrease in loan interest payable	(25,674)
Increase in accrued expenses and other liabilities	30,939

Total adjustments	5,209,529

Net cash provided from operating activities	$9,166,390

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	27

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
Decrease In Net Assets
Operations
Net investment income	$4,886,621	$4,995,449
Net realized gain (loss) on investments and foreign currency transactions	1,244,579	(310,300)
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(2,174,339)	(1,387,475)

Net increase in net assets resulting from operations	3,956,861	3,297,674
Dividends paid to shareholders from net investment income	(5,162,210)	(4,930,396)

Total decrease	(1,205,349)	(1,632,722)

Net Assets
Beginning of year	63,413,833	65,046,555

End of year(a)	$62,208,484	$63,413,833

(a) Includes undistributed net investment income of	$213,388	$300,388

See Notes to Financial Statements.

28

Notes to Financial Statements

The High Yield Income Fund, Inc. (the “Fund”) was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund’s primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by a principal market maker. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of August 31, 2007, there was one security representing $1 whose value was adjusted in accordance with procedures approved by the Board of Directors.

The High Yield Income Fund, Inc.	29

Notes to Financial Statements

continued

Short-term debt securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at current market quotations.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund’s custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund’s purchase commitments with respect to certain investments.

Restricted Securities: The Fund may invest up to 20% of its total assets in securities, which are not readily marketable, including those which are restricted as to disposition under securities law (“restricted securities”).

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

30

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains or losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of stated coupon rate, original issue discount, market discount and premium, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund amortizes premium and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The High Yield Income Fund, Inc.	31

Notes to Financial Statements

continued

Withholding taxes on foreign dividends are recorded net of reclaimable amounts at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed weekly and payable monthly, at an annual rate of .70 of 1% of the average weekly net assets of the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2007, aggregated $54,873,872 and $57,686,044, respectively.

32

Note 4. Distributions and Tax Information

In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2007, the adjustments were to increase undistributed net investment income by $188,589, increase accumulated net realized loss on investments and foreign currency transactions by $187,773 and decrease paid-in capital in excess of par by $816 primarily due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting, paydown gains (losses) and other book-to-tax adjustments. Net investment income, net realized gain and net assets were not affected by this change.

For the years ended August 31, 2007 and August 31, 2006, the tax character of total dividends paid, as reflected on the Statement of Changes in Net Assets, of $5,162,210 and $4,930,396, respectively, was from ordinary income.

As of August 31, 2007, the distributable earnings on a tax basis were $290,893 (includes a timing difference of $22,141 for dividends payable) of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2007, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$81,997,363	$897,932	$(2,984,767)	$(2,086,835)

The difference between book basis and tax basis was attributed to deferred losses on wash sales and differences in the treatment of market discount and premium amortization for book and tax purposes.

The adjusted net unrealized depreciation on a tax basis was $2,079,278, which includes other cost basis adjustments of $7,557 due to appreciation of foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2007 of approximately $22,578,500 of which $3,249,200 expires in 2008, $5,010,500 expires in 2009, $6,960,200 expires in 2010, $7,076,300 expires

The High Yield Income Fund, Inc.	33

Notes to Financial Statements

continued

in 2011 and $282,300 expires in 2014. The Fund utilized approximately $597,800 of its prior year’s capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts. It is unlikely the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

Note 5. Borrowings

The Fund has a credit agreement with State Street Bank & Trust Co. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings outstanding fluctuates daily at .75 of 1% over the Federal Funds rate and is payable monthly. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The expiration of the credit agreement was June 4, 2007. Effective June 4, 2007, the Fund renewed the credit agreement with State Street Bank & Trust Co. The maximum commitment under this renewed agreement is $30,000,000. Interest on any such borrowings outstanding fluctuates daily at .50 of 1% over the Federal Funds rate and is payable monthly. The expiration of the renewed credit agreement is June 2, 2008. The average daily balance outstanding during the year ended August 31, 2007, was $21,690,410 at a weighted average interest rate of 6.07%. The maximum face amount of borrowings outstanding at any month-end during the year ended August 31, 2007 was $23,000,000.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit agreement. The commitment fee is accrued daily and paid quarterly. Effective June 4, 2007, as part of the renewed the credit agreement with State Street Bank & Trust Co., the Fund pays commitment fees at an annual rate of .08 of 1% on any unused portion of the credit agreement. Commitment fees are included in “Loan interest expense” as reported on the Statement of Operations.

Note 6. Capital

There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of August 31, 2007.

34

During the years ended August 31, 2007 and August 31, 2006 the Fund did not issue shares in connection with the reinvestment of dividends.

Note 7. Subsequent Events

On September 4 and October 1, 2007 the Board of Directors of the Fund declared dividends on each date of $.040 per share payable on September 28 and October 31, 2007, respectively, to shareholders of record on September 17 and October 15, 2007, respectively.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

The High Yield Income Fund, Inc.	35

Financial Highlights

Year Ended August 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year(a)	$5.47

Net investment income	.42
Net realized and unrealized gain (loss) on investments	(.08)

Total from investment operations	.34
Dividends paid to shareholders from net investment income	(.45)

Net asset value, at end of year(a)	$5.36

Market price per share, end of year(a)	$4.91

Total Investment Return(b)	9.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$62,208
Average net assets (000)	$64,798
Ratios to average net assets:
Expenses, before loan interest	1.12%
Total expenses	3.17%
Net investment income	7.54%
Portfolio turnover rate	66%
Asset coverage	427%
Total debt outstanding at year-end (000)	$19,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund's dividend reinvestment plan. This amount does not reflect brokerage commissions.

See Notes to Financial Statements.

36

Year Ended August 31,
2006	2005	2004	2003

$5.61	$5.57	$5.25	$4.53

.43	.45	.50	.52
(.14)	.09	.39	.74

.29	.54	.89	1.26
(.43)	(.50)	(.57)	(.54)

$5.47	$5.61	$5.57	$5.25

$4.89	$5.43	$5.93	$5.23

(1.87)%	(.04)%	25.47%	24.52%

$63,414	$65,047	$64,471	$60,446
$63,605	$65,406	$63,724	$55,261

1.16%	1.36%	1.48%	1.44%
3.12%	2.71%	2.31%	2.38%
7.85%	7.91%	9.05%	10.93%
58%	75%	98%	118%
376%	383%	358%	347%
$23,000	$23,000	$25,000	$24,500

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The High Yield Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Income Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2003, were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the The High Yield Income Fund, Inc. as of August 31, 2007, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2007

38

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year.

During the fiscal year ended August 31, 2007, the Fund paid dividends of ordinary income of $0.445 per share from net investment income.

The Fund designates 95.91% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

For the purpose of preparing your 2007 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2008.

The High Yield Income Fund, Inc.	39

Other Information

(Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund’s Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholders of record (or, if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A., (the Plan Agent), formerly EquiServe Trust Company, N.A., serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at a price equal to net asset value but not less than 95% of the market price. If net asset value exceeds the market price of Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

Except for certain brokerage commissions, as described below, there is no other charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

40

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Investment Information. The Board of Directors of the Fund recently approved allowing the Fund to invest up to: (i) 20% of its net assets in bank loans by assignment as well as through loan participations and (ii) 25% of its net assets in high yield index securities, including, without limitation, credit default swap indexes (“CDSIs”) and/or Targeted Return Index Securities (“TRAINS”).

For these purposes, bank loans will include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. In a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. In general terms, a CDSI is a credit derivative that is used to hedge credit risk or to take a position on a basket of credit entities while TRAINS represent an interest in a basket of high yield securities of varying credit quality. Interests in CDSIs and TRAINS provide a cost-effective alternative to purchasing individual issues.

The High Yield Income Fund, Inc.	41

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2003(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1993(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

42

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Deborah A. Docs (49), Chief Legal Officer since December 2005; Secretary since 1999; Assistant Secretary (1997-1999)(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

The High Yield Income Fund, Inc.	43

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

†

The Fund Complex consists of all investment companies managed by Prudential Investments LLC (PI). The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts; The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)

“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)

This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

44

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The High Yield Income Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The High Yield Income Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of The High Yield Income Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s net and gross performance in relation to its Peer Universe (the Lipper All Leveraged Closed-End High Current Yield

Funds Performance Universe) was in the first quartile over the ten-year period and in the third quartile over the other periods (though the Fund’s net performance was in the fourth quartile over the one-year period). The Board also noted that the Fund outperformed its benchmark during all periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee and actual management fee (which reflects any subsidies, waivers or expense caps), as well as the Fund’s total expenses all ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

When reviewing and approving management and subadvisory agreements, boards of directors generally consider, among other factors, the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the Fund is a closed-end fund, its size would increase only as a result of any appreciation in its portfolio holdings or as a result of dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the agreements.

The High Yield Income Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

Prudential, Prudential Financial and the Prudential Financial logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 10/2007 NS

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

American Skandia Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and American Skandia Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account

Insurance Agencies

Prudential General Agency of Ohio, Inc.

Prudential General Insurance Agency of New Mexico, Inc.

Prudential General Agency of Texas, Inc.

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

American Skandia Investment Services, Inc.

American Skandia Marketing, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Pramerica Asset Management, Inc.

Prudential Equity Investors, Inc.

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, F.S.B.

Prudential Trust Company

Investment Companies and Other Investment Vehicles

High Yield Income Fund, Inc., The

JennisonDryden Mutual Funds

Nicholas-Applegate Fund, Inc.

PB Financial Services, Inc.

Prudential Capital Partners, L.P.

Prudential Bache Commodities, LLC

Prudential Institutional Liquidity Portfolio, Inc.

Strategic Partners Mutual Funds

Target Portfolio Trust, The

Prudential Financial Services, Inc.

CGOV-D2385

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077	(800) 451-6788	www.prudential.com

DIRECTORS
Linda W. Bynoe • David E. A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Chief Legal Officer and Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon Corp.	One Wall Street New York, NY 10286

TRANSFER AGENT AND REGISTRAR	Computershare Trust Company, N.A. c/o Computershare Investor Services	PO Box 43011 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, The High Yield Income Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

HYIA    429904105    IFS-A139684              Ed. 10/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2007 and August 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,281 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $340,700 and $21,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Linda W. Bynoe, David E.A. Carson (chair), Stephen G. Stoneburn, Clay T. Whitehead and Robin B. Smith (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Information pertaining to the portfolio managers of the registrant, as of October 31, 2007, is set forth below.

PORTFOLIO MANAGERS

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance Team, which includes the High Yield Sector Team and the Bank Loan Sector Team. In addition, Mr. Appleby is portfolio manager for institutional and retail high yield bond portfolios. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. Mr. Appleby also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Sector Managers

Stephen Haeckel is Principal and high yield sector portfolio manager for the High Yield Team. Before assuming this role in 1999, he was a research analyst in the Credit Research Unit. Mr. Haeckel has also worked in Prudential Financial’s Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. He served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential Financial in 1990, Mr. Haeckel was an Investment Officer at MONY Capital Management. He received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the

Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

*	Robert Spano replaced Richard Burns effective September 25, 2007.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager for the High Yield Team. Prior to assuming his current position in 2005, he spent 12 years as a credit analyst in the Credit Research Unit, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal for the High Yield Team, responsible for investment strategy and risk management. Prior to assuming his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, Mr. Collins was a credit research analyst. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Prudential Fixed Income

High Yield Portfolio Management and Research Teams

As of September 30, 2007

Name	Title/Responsibilities	Yrs Exp	Yrs @ Firm	Degrees/ Designations	Sponsoring Body/School
Portfolio Management Team
Paul Appleby	Managing Director and Head of High Yield Team	21	20	MBA CFA	Sloan School at Mass. Inst. of Tech. (MIT)
Michael J. Collins	Principal, Sector Portfolio Manager, Investment Strategist	14	22	MBA CFA	New York University
Stephen Haeckel	Principal, Sector Portfolio Manager	20	18	MBA	J.L. Kellogg School of Mgmt. at Northwestern
Robert Spano*	Principal, Sector Portfolio Manager	11	16	MBA CFA, CPA	New York University
Terence Wheat	Principal, Sector Portfolio Manager	14	19	MBA CFA	Rider University

*	Robert Spano joined the Team effective September 25, 2007.

Additional Information About the Portfolio Managers — Other Accounts and Fund Ownership. The following table sets forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s’) Portfolio Managers are primarily responsible for the day-to-day portfolio management as of the Fund(s’) most recently completed fiscal year. The table shows, for each Portfolio Manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of the Fund(s) beneficially owned by the Portfolio Managers as of the Fund(s’) most recently completed fiscal year. All reported numbers in the table below are rounded to the thousands.

Portfolio Managers: Information About Other Accounts

Fund Name Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
High Yield Income Fund	Paul Abbleby	3/$2,609,426	17/$1,152,393; 5/$442,799	16/$6,495,479	None
	Mike Collins	9/$2,809,450	7/$541,885; 1/$318,527	15/$6,483,771	None
	Stephen Haeckel	3/$2,609,426	14/$1,029,097; 5/$442,799	16/$6,732,350	None
	Robert Spano*	3/$2,609,426	14/$1,066,793; 5/$442,799	14/$1,603,456	None
	Terence Wheat	5/$2,752,209	15/$980,629; 5/$442,799	16/$6,687,703	None

*	Robert Spano replaced Richard Burns effective September 25, 2007.

Compensation and Conflicts Disclosure:

Compensation:

Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, 2) Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Conflicts of Interest

PIM is an indirect, wholly owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining “Information Barriers” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM’s fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees, which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account, of The Prudential Insurance Company of America (“PICA”, PIM’s proprietary accounts and accounts of other affiliates of PIM (collectively the “Affiliated

Accounts”) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the Affiliated Accounts and the Fund. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Fund, Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise Affiliated Accounts. PIM’s portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Fund, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM’s advisory activities or where PIM is otherwise aware of them, are collectively referred to as “Differing Positions”). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of PICA’s general account, trading by PICA’s general account in certain securities, particularly certain fixed income securities may result in market changes in response to trades. Although PIM expects that PICA’s general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

      (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The High Yield Income Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 24, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	October 24, 2007

*	Print the name and title of each signing officer under his or her signature.